EXHIBIT 99.1

AGREEMENT FOR THE PURCHASE OF COMMON STOCK

THIS COMMON STOCK PURCHASE AGREEMENT, (this “Agreement”) made this ___ day of May, 2018, by and between EDWARD MULHERN and RYAN MULHERN (hereinafter together referred to as (“Seller”), and WARI USA, LLC (“Purchaser”), sets forth the terms and conditions upon which the Seller will sell a total of 16,995,000 shares of Cheetah Enterprises, Inc., Inc. (“CHTA” or the “Company”) common stock (the “Shares” or “Common Stock”), owned by Seller, to the Purchaser. Seller and Purchaser may be referred to herein singularly as a “Party” and collectively, as the “Parties”.

In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

WITNESSETH:

WHEREAS, the Seller and Purchaser have appointed the law firm Clark Wilson LLP (the “Law Firm”) for this transaction and to receive and hold all consideration received from the Purchaser for the sale of the Shares and all documents (“Documents”) stock certificates and corporate records of CHTA, in the Law Firm’s Trust Account (the “Escrow Account”) unless other arrangements are agreed to by all parties; and

WHEREAS, the Purchaser and Seller now intend, in accordance with this Stock Purchase Agreement (“SPA”), to memorialize their understanding as to the sale of the Shares from the Seller to the Purchaser;

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE OF SECURITIES

1.01 Sale. Subject to the terms and conditions of this Agreement, the Seller agrees to sell the Shares, and the Purchaser shall purchase the Shares, for a total of Seventy Nine Thousand Dollars ($79,000 U.S.) (the “Purchase Price” or “Funds”). This is a private transaction between the Seller and Purchaser.

1.02 Law Firm. The Seller and Purchaser hereby appoint the law firm Clark Wilson LLP to act with respect to the distribution of the Purchase Price Funds received for the sale of the Shares and distribution of the Shares and documents of CHTA. Purchaser acknowledges that the Law Firm is acting for the Seller in all respects except with regards to holding the Funds and Documents in the Escrow Account.

1.03 Deposit; Balance. Purchaser’s attorney has received and is holding the Deposit of Fifty Thousand Dollars ($50,000) toward the full Purchase Price of Seventy Nine Thousand Dollars ($79,000.00); the Balance of $29,000 will be wire transferred to the Law Firm’s Escrow Account on or before three days before the Closing Date, set forth herein, to purchase the Shares being sold by the Seller. The Purchase Price will be held in the Law Firm’s Escrow Account until Closing (as defined in Section 3.01 of this Agreement) or until ordered released as per other sections of this Agreement.

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The Balance shall be fully refundable to Purchaser until the Closing, for any reason or no reason.

The Seller has forwarded, for review by the Purchaser, any and all documents of CHTA which Purchaser has requested, in reply to the Due Diligence Questionnaire previously sent to Seller’s attorney.

1.04 Balance of Purchase Price. The full amount of the Purchase Price and all of the Shares shall remain in the Escrow Account until the full Purchase Price of $79,000 has been paid into Escrow, after which the Closing on the sale of the Shares shall take place when all pre-Closing matters have been completed (or waived by the Party entitled to performance), and all stock certificates, stock powers and corporate documents listed in paragraphs 2.12, 2.13 and 3.02 below shall be sent as instructed by the Purchaser, and the full amount of $79,000 shall be disbursed as per instructions of the Seller.

This Agreement may be terminated unilaterally by Seller if: (i) the full Purchase Price for the Shares is not paid deposited with the Law Firm on or before the date which is 72 hours before the Closing, unless an extension of time is agreed to in writing by both parties; (ii) Purchaser has failed to comply with all material terms of this Agreement; or (iii) the Closing has not occurred by May 17, 2018; provided that if the Purchaser, by written notice to Seller, informs the Seller on or before May 17, 2018 that Due Diligence has been accepted, and deposits the full Purchase Price with the Law Firm, then the full Purchase Price will be deemed nonrefundable and the Closing date will be extended to June 4, 2018; or (iv) the sale by certain other shareholders of their CHTA shares has not closed simultaneously.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Seller represent and warrant to the Purchaser the following:

2.01 Organization; CHTA is a Nevada corporation duly organized, validly existing, and as of the Closing will be in good standing under the laws of that State, and has all necessary corporate powers to own properties and carry on a business. All actions taken by the incorporators, directors and/or shareholders of CHTA have been valid and in accordance with the laws of the state of Nevada. CHTA is a Section 12g reporting company with the SEC and CHTA’s common stock is quoted on the OTC Markets, symbol CHTA. There is not now, and as of the Closing will not be, any DTC “chill” which would restrict either trading or depositing of CHTA’s shares with brokers.

Prior to the Closing, SELLER and CHTA will cooperate with PURCHASER in the filing of the Notice pursuant to SEC Rule 14(f)(1). Immediately following the Closing, the Purchaser shall file all required filings with any state and federal regulators, including the Form 8-K with the SEC, disclosing the acquisition of the Shares by the Purchaser, the change of control of CHTA, changes to the officers and directors, and all such additional disclosure as is required to keep CHTA in good standing with any and all regulatory bodies having authority.

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2.02 Capital. The authorized capital stock of CHTA consists of 125,000,000 shares of Common Stock, $0.001 par value, of which 20,691,050 shares of Common Stock are issued and outstanding as of the date hereof and will be issued and outstanding as of the Closing; and 10,000,000 authorized preferred shares, $.001 par value, none of which are issued and outstanding as of the date hereof, and none of which will be issued and outstanding as of the Closing.. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. As of the date hereof, and as of the Closing, there are and will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating CHTA to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of CHTA is subject to any stock restriction agreements. There are approximately 15 shareholders of record of CHTA. All of such shareholders have valid title to such shares and acquired their shares in lawful transaction and in accordance with Nevada corporate law and the applicable securities laws of the United States.

2.03 Financial Statements. CHTA is a Section 12g reporting company, and its financial statements can be found on EDGAR. The financial statements fairly present the financial condition and operating results of CHTA as of the dates, and for the periods, indicated therein. CHTA is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. CHTA is a “shell,” as that term is defined in the SEC’s Rules and Regulations, and files its SEC reports as a shell.

2.04 Filings with Government Agencies. CHTA is a reporting issuer, and files annual and quarterly reports with the SEC. CHTA’s last filing with the SEC as of the date hereof was its Form 10-K Annual Report for the year ended November 30, 2017. As a condition of Purchaser’s obligation to close the purchase of the Shares, CHTA shall file its Form 10-Q for the quarter ended February 28, 2018; and if that Form 10-Q is not filed on or before May 17, 2018, the Closing date shall automatically be extended to the date which is three business days after the February 28, 2018 Form 10-Q is filed with the SEC, and if the Form 10-Q is not filed by June 15, 2018, the Purchaser may terminate this Agreement and the full Purchase Price will be fully refundable to the Purchaser. Seller agrees to cooperate with CHTA’s new management with respect to any filings with the SEC, FINRA and/or the State of Nevada, both before and after the Closing, including, without limitation, assisting the Purchaser with the filing of current filings of Forms 10-Q, 10-K, and the 8-K and Notice pursuant to Rule 14f-1 regarding this transaction.

2.05 Liabilities. It is understood and agreed that the purchase of the Shares is predicated on CHTA having no operations or business as of the Closing. As of the Closing, CHTA will have paid or cancelled all outstanding liabilities, and will have no liabilities of any kind or nature whatsoever, including, without limitation, having paid the Transfer Agent up to the date of Closing. Seller is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving CHTA or its shares. To the best of knowledge of the Seller, there is no dispute of any kind between CHTA and any third party, and no such disputes will exist at the Closing of this transaction. At Closing, all assets of the Company and all liabilities of CHTA, if any, will be transferred to Seller or an entity controlled by Seller, and Seller will indemnify Purchaser with respect to any liabilities of CHTA as of the Closing.

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2.06 Tax Returns. As of the Closing, CHTA will have filed all required State and Federal tax returns that are due as of the Closing. As of Closing, there shall be no taxes of any kind due or owing.

2.07 Ability to Carry Out Obligations. The Seller has the right, power, and authority to enter into, and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Seller and CHTA and the performance by the Seller of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which CHTA the officers, directors or Seller are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause CHTA (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of CHTA or upon the Shares of CHTA to be acquired by the Purchaser.

2.8 Contracts, Leases and Assets. CHTA is not a party to any contract, agreement or lease (unless such contract, agreement or lease has been assigned to another party or CHTA has been released from its obligations thereunder) which has not been fully disclosed to PURCHASER in response to the Due Diligence Questionnaire previously sent to SELLER and CHTA. No person holds a power of attorney from CHTA or the Seller.

2.9 Compliance with Laws. To the best of knowledge of the Seller, CHTA has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation pertaining. To the best of the knowledge of the Seller, CHTA has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. At the time that CHTA issued the Shares to the Seller, CHTA was entitled to use an exemption provided by the Securities Act of 1933 relative to the sale of its Shares. The Shares being sold herein are being sold in a private transaction between the Seller and the Purchaser

2.10 Litigation. CHTA is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Seller, there is no basis for any such action or proceeding and no such action or proceeding is threatened against CHTA. CHTA is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.11 Conduct of Business. Prior to the Closing, CHTA shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Certificate of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, (vi) issue any shares of its common stock, or (vii) enter into any other transaction.

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2.12 Corporate Documents. Each of the following documents, which shall be true, complete and correct copies in all material respects, have been delivered to Purchaser prior the Closing:

(i)	Certificate of Incorporation and all amendments thereto;

(ii)	Bylaws and all amendments thereto;

(iii)	Minutes and Consents of Shareholders, if any;

(iv)	Minutes and Consents of the board of directors;

(v)	List of officers and directors;

(vi)	Current Shareholder list from the Transfer Agent; and

(vii)	EDGAR filing codes and passwords.

2.13 Closing Documents. All minutes, consents or other documents pertaining to CHTA to be delivered at the Closing shall be valid and in accordance with the laws of Nevada.

2.14 Title. The Seller has good and marketable title to all of the Shares being sold to the Purchaser pursuant to this Agreement. The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement, the Seller is not a party to any agreement, which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree, which would, as a result of the purchase of the Shares by Purchaser (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

2.15 Transfer of Shares. The Seller will have the responsibility for sending all certificates representing the Shares being purchased, along with the proper Stock Powers with guaranteed signatures acceptable to the Transfer Agent, to the Law Firm for delivery to the Purchaser at Closing. After the Closing, the Purchaser will have the responsibility of sending the stock certificates, along with stock powers to the Transfer Agent for CHTA to have the certificates changed into their respective names and denominations, and the Purchaser shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

2.16 Representations. All representations and warranties shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE III

CLOSING

3.01 Closing for the Purchase of Common Stock. The Closing (the “Closing”) of this transaction for the Shares of Common Stock being purchased will occur when all of the documents and consideration described in Paragraphs 2.12 above and in 3.02 below, have been delivered or other arrangements have been made and agreed to by the Parties. This Agreement may be terminated by the non-breaching in the event of any material breach by the breaching party.

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3.02 Documents and Payments to be Delivered at Closing. As part of the Closing of the Common Stock purchase, those documents listed in 2.12 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the Parties, shall have been delivered to Law Firm at least 48 hours prior to the Closing:

(a) By the Seller:

(i) stock certificate or certificates, along with stock powers with signatures medallion guaranteed or otherwise acceptable to CHTA’s Transfer Agent, endorsed in favor of the name or names as designated by Purchaser or left blank, as instructed by the Purchaser;

(ii) the resignation of all officers of CHTA;

(iii) the resignations of all directors of CHTA and the appointment of a new Director or Directors as designated by the Purchaser;

(iv) true and correct copies of all of the business and corporate records of CHTA, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that existed or currently exist;

(v) EDGAR filing codes and passwords; and

(vi) such other documents of CHTA as may be reasonably required by Purchaser, including the indemnification required by Section 2.05 herein.

(b) By Purchaser:

(i) wire transfer to the Law Firm’s Trust Account in the amount the full Purchase Price of $79,000 for the Shares.

ARTICLE IV

INVESTMENT INTENT:

The Purchaser represents, warrants and covenants to the Seller the following:

4.01 Transfer Restrictions. Purchaser (and or assigns) agrees that the Shares being acquired pursuant to this Agreement may not be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (“Transfer”) except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.

4.02 Investment Intent. The Purchaser is acquiring the Shares for its own account for investment, and not with a view toward distribution thereof.

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4.03 No Advertisement. The Purchaser acknowledge that the Shares have been offered to them in direct communication between Purchaser and Seller, and not through any advertisement of any kind.

4.04 Knowledge and Experience. The Purchaser acknowledges that it has sufficient business and financial experience, and knowledge concerning the affairs and conditions of CHTA so that it can make a reasoned decision as to this purchase of the Shares, and is capable of evaluating the merits and risks of this purchase.

4.05 Restrictions on Transferability. The Purchaser is aware of the restrictions of transferability of the Shares and further understands that the certificates will bear a legend similar to the following:

THESE SHAVES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(a)(1) AND/OR 4(a)(2) AND/OR REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THESE SHARES WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(b) The Purchaser understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act.

4.06 Future Business of CHTA. The Purchaser represents that after the Closing of this transaction, the Purchaser intends to cause CHTA to acquire a business and/or assets.

4.07 Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws. The Purchaser represents that the funds representing the Purchase Price do not represent proceed of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. The Purchaser is in compliance with, and has not previously violated, the United States of America Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

4.08 Representations. All Representations, warranties and covenants shall be true as of the Closing and shall survive the Closing.

ARTICLE V

REMEDIES

5.01 Claims or Controversies. Any controversy or claim relating to or arising from this Agreement shall be settled exclusively as set forth in Section 6.14 herein. The parties hereto irrevocably consent to the jurisdiction and venue set forth in Section 6.14 herein, in the event of any dispute, claim or controversy arising hereunder.

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5.02 Termination. In addition to any other remedies, the Purchaser may terminate this Agreement, if at the Closing, the Seller has failed to comply with all material terms of this Agreement, or has failed to supply any documents required by this Agreement unless they do not exist, or have failed to disclose any material facts which could have a material effect on any part of this transaction.

5.03 Indemnification. From and after the Closing, the parties, jointly and severally, agree to indemnify each other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by the breaching party or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04 Indemnification Non-Exclusive The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI

MISCELLANEOUS

6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof, for which a specified date is given.

6.05 Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

6.06 Partial Invalidity. In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction or by an arbitrator, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement. If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

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6.07 Significant Changes The Seller understand that significant changes may be made in the capitalization and/or stock ownership of CHTA, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of CHTA.

6.08 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

6.09 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid with a copy by electronic mail as follows:

If to the Seller:

c/o Ryan Mulhern

424 West Bakerview Road

Suite 105-217

Bellingham WA 98226

Email: redlioncapital@ gmail.com

If to the Purchaser:

Amadou Diop

Email: adiop@micasat.com

-copy to-

John B. Lowy PC

645 Fifth Avenue, Suite 400

Nevada, NY 10022

Phone: 212-371-7799

Email: johnl@johnlowylaw.com

6.10 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement

6.11 Effect of Closing. All representations, warranties, covenants, and agreements of the parties in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

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6.12 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect this transaction.

6.13 Governing Law. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the Laws of the State of Nevada (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of conflict of laws.

6.14 Exclusive Jurisdiction and Venue. The Parties agree that the Courts in the State of Nevada, shall have sole and exclusive jurisdiction and venue for the resolution of all disputes, claims and controversies arising under the terms of this Agreement and the transactions contemplated herein.

6.15 Attorneys Fees. In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such breach of an covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys’ fees, as may be fixed by the court.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLER:	SHARES BEING SOLD

/s/ Edward Mulhern	16,770,000
Edward Mulhern

/s/ Ryan Mulhern	225,000
Ryan Mulhern

PURCHASER:
WARI USA, LLC

/s/Amadou Diop
By: Amadou Diop, Executive Director [Title]

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